                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation one or more post-effective amendments to the Registration Statement on Form S-8 relating to the Savings Fund Plan for Employees of Pacific Gas and Electric Company (No. 33-50601), any and all other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 21st day of October, 1998.

RICHARD A. CLARKE                         RICHARD B. MADDEN
-------------------------                 -----------------------
Richard A. Clarke                         Richard B. Madden

H.M. CONGER                               REBECCA Q. MORGAN
-------------------------                 -----------------------
H.M. Conger                               Rebecca Q. Morgan

DAVID A. COULTER                          MARY S. METZ
-------------------------                 -----------------------
David A. Coulter                          Mary S. Metz

C. LEE COX                                CARL E. REICHARDT
-------------------------                 -----------------------
C. Lee Cox                                Carl E. Reichardt

WILLIAM S. DAVILA                         JOHN C. SAWHILL
-------------------------                 -----------------------
William S. Davila                         John C. Sawhill

ROBERT D. GLYNN, JR.                      ALAN SEELENFREUND
-------------------------                 -----------------------
Robert D. Glynn, Jr.                      Alan Seelenfreund

DAVID M. LAWRENCE, M. D.                  BARRY LAWSON WILLIAMS
-------------------------                 -----------------------
David M. Lawrence, M. D.                  Barry Lawson Williams

                               POWER OF ATTORNEY


          ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation one or more post-effective amendments to the Registration Statement on Form S-8 relating to the Savings Fund Plan for Employees of Pacific Gas and Electric Company (No. 33-50601) and any and all other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.



                                        ROBERT D. GLYNN, JR.
                                        -------------------------------
                                        Robert D. Glynn, Jr.

                               POWER OF ATTORNEY


          MICHAEL E. RESCOE, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation one or more post-effective amendments to the Registration Statement on Form S-8 relating to the Savings Fund Plan for Employees of Pacific Gas and Electric Company (No. 33-50601) and any and all other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.


                                           MICHAEL E. RESCOE
                                           -------------------------------
                                           Michael E. Rescoe

                               POWER OF ATTORNEY


          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation one or more post-effective amendments to the Registration Statement on Form S-8 relating to the Savings Fund Plan for Employees of Pacific Gas and Electric Company (No. 33-50601) and any and all other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.


                                           CHRISTOPHER P. JOHNS
                                           ------------------------------
                                           Christopher P. Johns